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DT MIDSTREAM ANNOUNCES CLOSING OF OFFERING OF SENIOR SECURED NOTES

DETROIT, December 6, 2024 — DT Midstream, Inc. (“DT Midstream” or the “Company”) (NYSE: DTM) today announced that it has closed the previously announced offering (the “Offering”) of $650,000,000 of 5.800% Senior Secured Notes due 2034 (the “Notes”). The Notes were issued by DT Midstream, guaranteed by certain of DT Midstream’s subsidiaries and secured by a first priority lien on certain assets of DT Midstream and its subsidiary guarantors that secure DT Midstream’s existing credit facilities and existing senior secured notes.

DT Midstream intends to use the net proceeds from the sale of the Notes, together with the proceeds from its recently completed offering of common stock, borrowings under its revolving credit facility and cash on hand, to fund the consideration payable by DT Midstream in the previously announced, pending acquisition of all of the equity interests in Guardian Pipeline, L.L.C., Midwestern Gas Transmission Company and Viking Gas Transmission Company from ONEOK Partners Intermediate Limited Partnership and Border Midwestern Company (the “Pending Acquisition”).

The Notes were sold in a private placement to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States under Regulation S under the Securities Act. The Notes have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy the Notes, nor shall there be any sale of the Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

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About DT Midstream

DT Midstream (NYSE: DTM) is an owner, operator and developer of natural gas interstate and intrastate pipelines, storage and gathering systems, compression, treatment and surface facilities. The Company transports clean natural gas for utilities, power plants, marketers, large industrial customers and energy producers across the Southern, Northeastern and Midwestern United States and Canada. The Detroit-based company offers a comprehensive, wellhead-to-market array of services, including natural gas transportation, storage and gathering. DT Midstream is transitioning towards net zero greenhouse gas emissions by 2050, including a goal of achieving 30% of its carbon emissions reduction by 2030.

Forward-Looking Statements

This release contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “intends,” “continues,” “forecasts,” “goals,” “strategy,” “prospects,” “estimate,” “project,” “scheduled,” “target,” “anticipate,” “could,” “may,” “might,” “will,” “should,” “see,” “guidance,” “outlook,” “confident” and other words of similar meaning. The absence of such words, expressions or statements, however, does not mean that the statements are not forward-looking.

Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. This release contains forward-looking statements about DT Midstream’s intended use of proceeds and the Pending Acquisition. For additional discussion of risk factors which may affect DT Midstream’s results, please see the discussion under the section entitled “Risk Factors” in our Annual Report on Form 10-K and any other reports filed with the SEC.

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The above list of factors is not exhaustive. New factors emerge from time to time. DT Midstream cannot predict what factors may arise or how such factors may cause actual results to vary materially from those stated in forward-looking statements. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, you should not put any undue reliance on any forward-looking statements.

Any forward-looking statements speak only as of the date on which such statements are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise.